EXHIBIT 31

                                 CERTIFICATIONS

  I, Leonard F. Leganza, certify that:

1.                I have reviewed this quarterly report on Form 10-Q of The
                  Eastern Company;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

        a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

        b) [Paragraph omitted in accordance with SEC transition instructions contained in SEC Release 34-47986]

        c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

        d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

        a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

        b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

                                                Date:  October 31, 2003


                                                /s/ Leonard F. Leganza
                                                ----------------------
                                                Leonard F. Leganza
                                                CEO

                                                                      EXHIBIT 31

                                 CERTIFICATIONS

  I, John L. Sullivan III, certify that:

1.                I have reviewed this quarterly report on Form 10-Q of The
                  Eastern Company;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

        a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

        b) [Paragraph omitted in accordance with SEC transition instructions contained in SEC Release 34-47986]

        c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

        d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

        a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

        b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

                                                Date:  October 31, 2003


                                                /s/ John L. Sullivan III
                                                ------------------------
                                                John L. Sullivan III
                                                CFO

                                                                      EXHIBIT 32

                  CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                   Pursuant to 18 United States Code Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Leonard F. Leganza, the Chief Executive Officer of The Eastern Company (the "Company") and John L. Sullivan III, the Chief Financial Officer of the Company, hereby certify that, to the best of their knowledge:

1) The Company's Quarterly Report on Form 10-Q for the Period ended September 27, 2003, and to which this certification is attached as Exhibit 32 (the "Periodic Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  In Witness Whereof, the undersigned have set their hands hereto as of the 31st day of October, 2003.

                                                     /s/ Leonard F. Leganza
                                                     ----------------------
                                                     Leonard F. Leganza
                                                     CEO


                                                     /s/ John L. Sullivan III
                                                     ------------------------
                                                     John L. Sullivan III
                                                     CFO


  A signed original of this written statement required by Section 906 has been provided to The Eastern Company and will be retained by The Eastern Company and furnished to the Securities and Exchange Commission or its staff upon request.

  This certification "accompanies" the Form 10-Q to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q, irrespective of any general incorporation language contained in such filing.)


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